Equity	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Equity
9.	EQUITY

Ordinary shares

Wunong Net Technology Company Limited is established under the laws of British Virgin Islands on December 4, 2018 with 50,000 authorized and issued ordinary shares of par value USD$1.00 each in class. Subsequently on November 15, 2019, the Company issued 16,666 new shares for $16,666, with a par value of USD$1.00, and issued ordinary shares became 66,666 in total. On November 27, 2019, the board of directors of the Company approved written resolutions that the authorized and issued shares in the Company change from a par value of USD$1.00 each of a single class to no par value each of a single class, and that the 66,666 shares of no par value each of a single class in issue be divided pro-rata into 20,000,000 shares of no par value each of a single class. As a part of the company’s recapitalization prior to completion of its initial public offering, the Company has retroactively restated all shares and per share data.

The Company completed IPO of 5,000,000 shares of ordinary shares and 999,910 ordinary shares offered by the selling shareholder, Eternal Horizon International Company Limited at a price of US$5.00 per share to the public for a total of $29,999,550 of gross proceeds. Net proceeds were $26.5 million after deducting $3.5 million in underwriter’s fee and expenses.

As of December 31, 2020 and 2019, 25,000,000 and 20,000,000 ordinary shares were issued and outstanding with no par value, respectively.

Additional Paid-in Capital

The additional paid-in capital at December 31, 2020 and December 31, 2019 was $21,977,682 and $1,003,447, respectively. During the twelve-month ended December 31, 2020, 2019 and 2018, besides from the proceeds from IPO, $163,847, $896,958 and $106,489 were contributed to the Company.